UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2015

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On January 9, 2015, the Compensation Committee of the Board of Directors of Wesco Aircraft Holdings, Inc. (the “Company”) approved a new Management Incentive Plan (the “MIP”), under which certain key employees, including each of the Company’s executive officers, are eligible to receive annual cash incentive awards.  Under the MIP, beginning with the fiscal year ending September 30, 2015, each participant’s annual incentive award opportunity will be established by reference to a percentage of their base salary and is expected to be earned based on three separate components with the following weightings:

•                  Company achievement relative to annual EBITDA targets— 40%;

•                  Company’s achievement relative to annual cash flow targets — 40%; and

•                  Individual performance determinations — 20%.

Payout levels for each component will range between 0% and 200%.  The foregoing description of the terms of the MIP is qualified in its entirety by reference to the text of the MIP, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

10.1	Wesco Aircraft Holdings, Inc. Management Incentive Plan

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management.  Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions.  These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control.  Therefore, you should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively manage its inventory; the Company’s ability to successfully integrate the acquired business of Haas Group Inc. in a timely fashion; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; risks associated with the Company’s rapid expansion; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations; fluctuations in the Company’s financial results from period-to-period; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; the Company’s ability to effectively compete in its industry; environmental risks; risks related to the handling, transportation and storage of chemical products; the Company’s dependence on third-party package delivery companies; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties.

The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission.  All forward-looking statements included in this Current Report (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2015	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Gregory A. Hann
Gregory A. Hann Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Wesco Aircraft Holdings, Inc. Management Incentive Plan